                                                              Exhibit (m)(2)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $13,490.50
                     = $275,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $10,948.35
+ Annual Premium*                      $3,500.00
- Premium Expense Charge**               $122.50
- Monthly Deduction***                   $561.95
- Mortality & Expense Charge****         $126.19
+ Hypothetical Rate of Return*****     ($147.22)
                                       ---------
=                                        $13,490 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                    COI
           -----                    ---

             1                   $46.76
             2                   $46.77
             3                   $46.79
             4                   $46.80
             5                   $46.81
             6                   $46.82
             7                   $46.84
             8                   $46.85
             9                   $46.86
            10                   $46.87
            11                   $46.89
            12                   $46.90

            Total               $561.95

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

           Month           Interest
           -----           --------

             1             ($12.61)
             2             ($12.55)
             3             ($12.48)
             4             ($12.42)
             5             ($12.36)
             6             ($12.30)
             7             ($12.24)
             8             ($12.18)
             9             ($12.11)
            10             ($12.05)
            11             ($11.99)
            12             ($11.93)
         Total            ($147.22)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $13,490.50
- Year 5 Surrender Charge              $2,865.50
                                       ---------
=                                        $10,625 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $16,244.53
                     = $275,000

POLICY VALUE:
Year 5 Policy Value =

Policy Value at the end of year 4    $12,781.80
+ Annual Premium*                     $3,500.00
- Premium Expense Charge**              $122.50
- Monthly Deduction***                  $557.07
- Mortality & Expense Charge****        $142.73
+ Hypothetical Rate of Return*****      $785.04
                                        -------
=                                       $16,245 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                COI
           -----                ---

             1               $46.43
             2               $46.43
             3               $46.43
             4               $46.43
             5               $46.42
             6               $46.42
             7               $46.42
             8               $46.42
             9               $46.42
            10               $46.42
            11               $46.42
            12               $46.42

            Total           $557.07

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1                $65.26
             2                $65.29
             3                $65.32
             4                $65.35

             5                $65.38
             6                $65.40
             7                $65.43
             8                $65.46
             9                $65.49
            10                $65.52
            11                $65.55
            12                $65.58

            Total            $785.04

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $16,244.53
- Year 5 Surrender Charge              $2,865.50
                                       ---------
=                                        $13,379 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $19,478.04
                     = $275,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $14,849.78
+ Annual Premium*                     $3,500.00
- Premium Expense Charge**              $122.50
- Monthly Deduction***                  $551.47
- Mortality & Expense Charge****        $161.39
+ Hypothetical Rate of Return*****    $1,963.63
                                      ---------
=                                       $19,478 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                COI
           -----                ---

             1               $46.06
             2               $46.04
             3               $46.02
             4               $46.00
             5               $45.98
             6               $45.97
             7               $45.95
             8               $45.93
             9               $45.91
            10               $45.89
            11               $45.87
            12               $45.85

            Total           $551.47

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

           Month          Interest
           -----          --------

             1               $158.72
             2               $159.59
             3               $160.47
             4               $161.35
             5               $162.24
             6               $163.14
             7               $164.05
             8               $164.96
             9               $165.88
            10               $166.81
            11               $167.74
            12               $168.69

         Total             $1,963.63

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $19,478.04
- Year 5 Surrender Charge              $2,865.50
                                       ---------
=                                        $16,613 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $99,743.42
                     = $2,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $80,864.92
+ Annual Premium*                     $25,000.00
- Premium Expense Charge**               $875.00
- Monthly Deduction***                 $3,233.43
- Mortality & Expense Charge****         $929.11
+ Hypothetical Rate of Return*****   ($1,083.96)
                                     -----------
=                                        $99,743 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                 COI
           -----                 ---

             1               $269.11
             2               $269.17
             3               $269.23
             4               $269.30
             5               $269.36
             6               $269.42
             7               $269.48
             8               $269.55

             9               $269.61
            10               $269.67
            11               $269.73
            12               $269.79

         Total             $3,233.43

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1              ($92.46)
             2              ($92.07)
             3              ($91.68)
             4              ($91.29)
             5              ($90.91)
             6              ($90.52)
             7              ($90.13)
             8              ($89.75)
             9              ($89.36)
            10              ($88.98)
            11              ($88.59)
            12              ($88.21)

         Total           ($1,083.96)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $99,743.42
- Year 5 Surrender Charge            $20,840.00
                                     ----------
=                                       $78,903 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $119,941.00
                     = $2,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $94,295.04
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**              $875.00
- Monthly Deduction***                $3,205.16
- Mortality & Expense Charge****      $1,050.25
+ Hypothetical Rate of Return*****    $5,776.36
                                      ---------
=                                      $119,941 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                COI
           -----                ---

             1              $267.20
             2              $267.18
             3              $267.16
             4              $267.14
             5              $267.12
             6              $267.11
             7              $267.09
             8              $267.07
             9              $267.05
            10              $267.03
            11              $267.02
            12              $267.00

         Total            $3,205.16

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1               $478.56
             2               $479.06
             3               $479.57
             4               $480.08
             5               $480.59
             6               $481.10
             7               $481.61
             8               $482.12
             9               $482.64
            10               $483.16
            11               $483.68
            12               $484.20

            Total          $5,776.36

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $119,941.00
- Year 5 Surrender Charge             $20,840.00
                                      ----------
=                                        $99,101 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $143,639.38
                     = $2,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $109,434.66
+ Annual Premium*                     $25,000.00
- Premium Expense Charge**               $875.00
- Monthly Deduction***                 $3,172.69
- Mortality & Expense Charge****       $1,186.78
+ Hypothetical Rate of Return*****    $14,439.20
                                      ----------
=                                       $143,639 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

               Month            COI
               -----            ---

                 1          $265.04
                 2          $264.92
                 3          $264.81
                 4          $264.69
                 5          $264.57
                 6          $264.46
                 7          $264.34
                 8          $264.22
                 9          $264.10
                10          $263.97
                11          $263.85
                12          $263.73

             Total        $3,172.69

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1             $1,163.64
             2             $1,170.65
             3             $1,177.72
             4             $1,184.84
             5             $1,192.03
             6             $1,199.27
             7             $1,206.57
             8             $1,213.93
             9             $1,221.35
            10             $1,228.83
            11             $1,236.38

            12             $1,243.98

         Total            $14,439.20

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $143,639.38
- Year 5 Surrender Charge             $20,840.00
                                      ----------
=                                       $122,799 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $12,004.56
                     = $275,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $9,795.67
+ Annual Premium*                    $3,500.00
- Premium Expense Charge**             $122.50
- Monthly Deduction***                 $921.49
- Mortality & Expense Charge****       $114.06
+ Hypothetical Rate of Return*****   ($133.06)
                                     ---------
=                                      $12,005 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                 COI
           -----                 ---

             1                $69.15
             2                $69.17
             3                $69.20

             4                $69.23
             5                $69.25
             6                $69.28
             7                $69.30
             8                $69.33
             9                $69.36
            10                $69.38
            11                $69.41
            12                $69.43

         Total               $831.49

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1              ($11.56)
             2              ($11.48)
             3              ($11.39)
             4              ($11.30)
             5              ($11.22)
             6              ($11.13)
             7              ($11.05)
             8              ($10.96)
             9              ($10.87)
            10              ($10.79)
            11              ($10.70)
            12              ($10.62)

         Total             ($133.06)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $12,004.56
- Year 5 Surrender Charge             $2,865.50
                                      ---------
=                                        $9,139 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $14,534.04
                     = $275,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4      11,489.26
+ Annual Premium*                      $3,500.00
- Premium Expense Charge**               $122.50
- Monthly Deduction***                   $914.88
- Mortality & Expense Charge****         $129.37
+ Hypothetical Rate of Return*****       $711.53
                                         -------
=                                        $14,534 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                COI
           -----                ---

             1               $68.70
             2               $68.71
             3               $68.71
             4               $68.72
             5               $68.73
             6               $68.74
             7               $68.74
             8               $68.75
             9               $68.76
            10               $68.77
            11               $68.77
            12               $68.78

         Total              $824.88

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1                $59.91
             2                $59.80
             3                $59.69
             4                $59.58
             5                $59.46
             6                $59.35
             7                $59.24
             8                $59.13
             9                $59.01
            10                $58.90
            11                $58.79
            12                $58.67

            Total            $711.53

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $14,534.04
- Year 5 Surrender Charge              $2,865.50
                                       ---------
=                                        $11,669 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $17,511.61
                     = $275,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $13,403.56

+ Annual Premium*                      $3,500.00
- Premium Expense Charge**               $122.50
- Monthly Deduction***                   $907.26
- Mortality & Expense Charge****         $146.67
+ Hypothetical Rate of Return*****     $1,784.48
                                       ---------
=                                        $17,512 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                COI
           -----                ---

             1               $68.19
             2               $68.18
             3               $68.16
             4               $68.15
             5               $68.13
             6               $68.11
             7               $68.10
             8               $68.08
             9               $68.07
            10               $68.05
            11               $68.03
            12               $68.02

            Total           $817.26

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1               $145.84
             2               $146.34
             3               $146.85
             4               $147.37
             5               $147.89

             6               $148.42
             7               $148.95
             8               $149.48
             9               $150.02
            10               $150.56
            11               $151.11
            12               $151.66

            Total          $1,784.48

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $17,511.61
- Year 5 Surrender Charge             $2,865.50
                                      ---------
=                                       $14,646 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $87,925.61
                     = $2,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $71,741.06
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**              $875.00
- Monthly Deduction***                $6,136.02
- Mortality & Expense Charge****        $832.81
+ Hypothetical Rate of Return*****    ($971.61)
                                      ---------
=                                       $87,926 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                COI
           -----                ---

             1              $502.87
             2              $503.04
             3              $503.22
             4              $503.40
             5              $503.57
             6              $503.75
             7              $503.92
             8              $504.10
             9              $504.27
            10              $504.45
            11              $504.62
            12              $504.80

            Total         $6,046.02

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1              ($84.19)
             2              ($83.60)
             3              ($83.01)
             4              ($82.43)
             5              ($81.84)
             6              ($81.26)
             7              ($80.67)
             8              ($80.09)
             9              ($79.50)
            10              ($78.92)
            11              ($78.34)
            12              ($77.76)

            Total          ($971.61)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $87,925.61
- Year 5 Surrender Charge            $20,840.00
                                     ----------
=                                       $67,086 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $106,357.08
                     = $2,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $84,070.74
+ Annual Premium*                     $25,000.00
- Premium Expense Charge**               $875.00
- Monthly Deduction***                 $6,087.87
- Mortality & Expense Charge****         $944.27
+ Hypothetical Rate of Return*****     $5,193.47
                                       ---------
=                                       $106,357 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                 COI
           -----                 ---

             1               $499.60
             2               $499.64
             3               $499.68
             4               $499.72
             5               $499.76
             6               $499.80
             7               $499.84
             8               $499.88


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             9               $499.92
            10               $499.96
            11               $500.01
            12               $500.05

            Total          $5,997.87

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1               $436.18
             2               $435.57
             3               $434.96
             4               $434.34
             5               $433.73
             6               $433.11
             7               $432.49
             8               $431.87
             9               $431.25
            10               $430.62
            11               $429.99
            12               $429.36

            Total          $5,193.47

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $106,357.08
- Year 5 Surrender Charge             $20,840.00
                                      ----------
=                                        $85,517 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.


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Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $128,044.13
                     = $2,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $98,001.59
+ Annual Premium*                     $25,000.00
- Premium Expense Charge**               $875.00
- Monthly Deduction***                 $6,032.44
- Mortality & Expense Charge****       $1,070.15
+ Hypothetical Rate of Return*****    $13,020.13
                                      ----------
=                                       $128,044 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                COI
           -----                ---

             1              $495.91
             2              $495.78
             3              $495.66
             4              $495.53
             5              $495.40
             6              $495.27
             7              $495.14
             8              $495.01
             9              $494.88
            10              $494.75
            11              $494.61
            12              $494.48

            Total         $5,942.44

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:


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           Month            Interest
           -----            --------

             1             $1,061.75
             2             $1,065.86
             3             $1,070.01
             4             $1,074.19
             5             $1,078.41
             6             $1,082.66
             7             $1,086.95
             8             $1,091.27
             9             $1,095.63
            10             $1,100.02
            11             $1,104.45
            12             $1,108.92

            Total         $13,020.13

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $128,044.13
- Year 5 Surrender Charge            $20,840.00
                                     ----------
=                                      $107,204 (rounded to the nearest dollar)